UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 10, 2003

Unizan Financial Corp.

(Exact name of Registrant as Specified in Charter)

Ohio	0-13270	34-1442295
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 Market Avenue South, Canton, Ohio 44702

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (330) 438-1118

(Former Name or Former Address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

c)	Exhibits

99  Text of Unizan Financial Corp. release dated April 10, 2003

Item 12.	Earnings Release

On April 10, 2003, Unizan Financial Corp. announced that first quarter 2003 financial results will be released on Monday, April 21, 2003 before trading begins on Nasdaq. Additionally, executive management of the company will discuss the results during a conference call scheduled to begin at 1:00 p.m. (ET) that day.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2003	UNIZAN FINANCIAL CORP.
	By:	/s/ JAMES J. PENNETTI

	Its:	EVP & Chief Financial Officer